Exhibit 99.2
REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 31, 2007 by and between Wako Logistics Group, Inc., a corporation organized and existing under the laws of the State of Delaware, having its registered offices located at 200 East Howard Avenue, Des Plaines, Illinois 60018 (the “Company”), Remo Picchietti, and Mary Picchietti (each an “Holder” and collectively, the “Holders”).

RECITALS

A. The Company and the Holders are parties to that certain Membership Interest Purchase Agreement dated as of July 31, 2007 (the “Purchase Agreement”) relating to the purchase and sale of the Membership Interests (as defined therein).

B. As a condition precedent to and in consideration for the sale by the Holders to the Company and the purchase by the Company from the Holders of the Membership Interests pursuant to the Purchase Agreement, the Company is willing to enter into this Agreement with the Holders, pursuant to which the Company grants certain rights to the Holders and the Other Stockholders (as defined below) to cause the Company to register the resale of shares of Common Stock issued or issuable to the Holders and the Other Stockholders.

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. INTERPRETATION; DEFINITIONS

1.1 Interpretation. In this Agreement (except where the context otherwise provides):

(a) any reference to an article, section, paragraph, exhibit or schedule is to the relevant article, section, paragraph, exhibit or schedule of or to this Agreement;

(b) section headings are included for convenience only and shall not affect the interpretation of this Agreement;

(c) use of the singular includes the plural and vice-versa;

(d) use of any gender includes the other genders;

(e) any reference to “persons” includes natural persons, firms, partnerships, companies, corporations, associations, organizations, governments, states, foundations and trusts (in each case whether or not having separate legal personality); and

(f) any phrase introduced by the terms “including,” “include,” “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

1.2 Terms Not Defined Herein. Terms that are used but not defined in this Agreement (including the Schedules to this Agreement) shall have the meanings ascribed to them in the Purchase Agreement.

1.3 Terms Defined Herein. In this Agreement, the following capitalized terms shall have the meanings ascribed to them below:

(a) “Agreement” has the meaning given to it in the first paragraph of this Agreement;

(b) “Commission” means the Securities and Exchange Commission or any other federal agency charged with the administration of the Securities Act;

(c) “Common Stock” means the common stock, par value $0.001 per share, of the Company and any stock into which such Common Stock may thereafter be converted or changed;

(d) “Company” has the meaning given to it in the first paragraph of this Agreement;

(e) “Company Securities” means (i) the Common Stock, (ii) securities convertible into or exchangeable for Common Stock, (iii) any other equity or equity-linked security issued by the Company and (iv) options, warrants and other rights to acquire Common Stock or any other equity or other equity-linked security of the Company.

(f) “Control” or “Controlling” has the meaning assigned thereto under the Securities Act;

(g) “Effective Date” means the date that is the twelve month anniversary of the Closing Date (as such term is defined in the Purchase Agreement);

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any particular time;

(i) “Holder” has the meaning given to it in the first paragraph of this Agreement;

(j) “Indemnified Party” has the meaning given to it in Section 4.3;

(k) “Indemnifying Party” has the meaning given to it in Section 4.3;

(l) “Purchase Agreement” has the meaning given to it in the Recitals to this Agreement;

(m) “Offering Documents” has the meaning given to it in Section 4.1;

(n) “Other Stockholders” means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in a registration effected pursuant to this Agreement;

(o) “Party” means a party to this Agreement, including any successor or assign of an original Party;

(p) “Piggyback Registration” has the meaning given to it in Section 2.1;

(q) The terms “register,” “registered” and “registration” refer to the effectiveness of a registration statement prepared and filed in compliance with the Securities Act;

(r) “Registrable Securities” means, as of the Effective Date, the shares of Common Stock issued in exchange for the Membership Interests until (i) a registration statement covering such securities has been declared effective by the Commission, and such securities have been disposed of pursuant to such effective registration statement, or (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or similar provisions then in force) under the Securities Act are met or such securities may be sold pursuant to Rule 144(k);

(s) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Article 2 hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of legal counsel for the Company; state “blue sky” fees and expenses; and accountants’ expenses, including without limitation any special audits incident to or required by any such registration; but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company; provided, however, registration expenses shall not include any Selling Expenses incurred by a Holder in connection with the sale of any Registrable Securities;

(t) “Rule 144” shall mean Rule 144 promulgated by the Commission under the Securities Act;

(u) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any particular time; and

(v) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any other securities of the Company being sold by all selling Holders in the same registration as the Registrable Securities.

2. PIGGYBACK REGISTRATION RIGHTS

2.1 Notice of Piggyback Registration. Effective as of the Effective Date, if the Company shall determine to register any of its securities in connection with the public offering of such securities, whether or not for sale for its own account, other than on Form S-8, that would permit the registration of the Registrable Securities, the Company shall promptly give to each Holder written notice of such registration (a “Piggyback Registration”), which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable “blue sky” or other state securities laws. Upon the written request of any Holder or Holders, given within thirty (30) days after receipt by such written notice, the Company shall, subject to the limits contained in Section 2.3, use its commercially reasonable efforts to cause all such Registrable Securities of said requesting Holder to be registered under the Securities Act (and any related qualification under “blue sky” laws or other compliance), all to the extent required to permit such sale or other disposition of said Registrable Securities. The Company shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Article 2 without any obligation or liability to any Holder.

2.2 Number of Piggyback Registrations. Subject to the underwriter limitations, if any, described in Section 2.3 below, each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Article 2 until such time as all of such Holder’s Registrable Securities may be sold under Rule 144 without limitation on the number of shares or manner of sale.

2.3 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given by the Company to the Holders pursuant to Section 2.1. In such event, the right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. If in a Company-initiated registration in which a Holder has an opportunity to participate, the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first to the Company; second to all Holders who are entitled to participate and who have elected to participate in the offering pursuant to the terms of this Agreement on a pro rata basis based upon the total number of Registrable Securities held by each participating Holder; and third to Other Stockholders, on a pro rata basis. The Company shall advise all Holders requesting registration as to the number of shares or securities that may be included in the registration and underwriting as allocated in the foregoing manner. Notwithstanding anything to the contrary provided herein or elsewhere, no such reduction shall be made with respect to securities offered by the Company for its own account. If any Holder or Other Stockholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

3. EXPENSES OF REGISTRATION; REGISTRATION PROCEDURES

3.1 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by (i) the Holders, (ii) the Other Stockholders, and (iii) the Company, pro rata on the basis of the number of shares of such party registered on their behalf.

3.2 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company shall use its commercially reasonable efforts to:

(a) keep such registration effective for a period of one hundred eighty (180) days; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which is intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post effective amendment permit, in lieu of filing a post effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement;

(b) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

(c) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(e) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(f) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

4. INDEMNIFICATION

4.1 Indemnification by Company. With respect to each Holder whose securities have been registered or qualified pursuant to this Agreement, the Company shall indemnify such Holder, each of such Holder’s officers, directors and partners, and each person Controlling such Holder and each of such Controlling person’s officers, directors and partners, against all claims, losses, damages and liabilities (joint or several) (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) (collectively, the “Offering Documents”) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse each such Holder and each of such Holder’s officers, directors and partners and each person Controlling such Holder, and each of such Controlling person’s officers, directors and partners, for any reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon information furnished to the Company by the Holder seeking to be indemnified, where such information is specifically provided for use in the Offering Documents and all funds previously paid by the Company to any Holder or other individual party shall be reimbursed by those persons who received any such funds.

4.2 Indemnification by Holders and Other Stockholders. Each Holder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who Controls the Company or such underwriter and each such Controlling person’s officers, directors and partners, and each other Holder and Other Stockholder and each person Controlling such Holder or Other Stockholder and each such Controlling person’s officers, directors and partners, against all claims, losses, damages and liabilities (joint or several) (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Offering Documents, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, persons, underwriters and Control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Offering Documents based upon and in conformity with information furnished to the Company by such Holder or Other Stockholder specifically for use therein; provided, however, that the obligations of such Holder shall be limited to an amount equal to the gross proceeds to such Holder or Other Stockholder of securities sold in such registration as contemplated herein; provided, further that the indemnity agreement in this Section 4.2 shall not apply to amounts paid in settlement of any such loss if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld. The Holder acknowledges that an underwriter may require other indemnification obligations with respect to the underwriter.

4.3 Participation in Defenses. Each Party entitled to indemnification under this Article 4 (the “Indemnified Party”) shall give notice to the Party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably). The Indemnified Party may participate in such defense with counsel of its own choosing, but the fees and expenses of such counsel shall be at such Indemnified Party’s expense unless (i) the Indemnifying Party and the Indemnified Party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Article 4 only if such failure is prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Article 4. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

5. FURNISHING INFORMATION; LIMITATIONS ON REGISTRATION RIGHTS

5.1 Information by Holders and Other Stockholders. As a condition to registering the Holder’s Registrable Securities, each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

5.2 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Common Stock to the public without registration, the Company shall use its commercially reasonable efforts to:

(a) at all times make and keep public information available as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to the reporting requirements thereunder; and

(c) so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration (unless such reports are obtainable through the internet).

5.3 Transfer of Registration Rights. The rights of Piggyback Registration granted under this Agreement may be assigned by any Holder to any transferee of Registrable Securities together with the securities being transferred; provided that in each case the Company is given written notice, at the time or within a reasonable time after said transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned. No such assignment shall be effective unless the transferee shall be required, as a condition to such transfer, to agree in writing that he or it will receive and hold such securities subject to the provisions of this Agreement.

5.4 “Market Stand-Off” Agreement. In connection with a public offering of Registrable Securities, if requested by the Company upon the recommendation of the Board of Directors of the Company or an underwriter of the securities of the Company, the Holders agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by them during the 180 day period following the effective date of a registration statement of the Company filed under the Securities Act; provided that all other stockholders who own more than five percent (5%) of the outstanding Common Stock of the Company and all officers and directors of the Company enter into agreements with substantially the same terms and conditions. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said (180) day period.

5.5 Termination. The right of any Holder to request registration or inclusion in any registration pursuant to Article 2 shall terminate upon such date as all shares of Registrable Securities held by such Holder may be sold under Rule 144 during any ninety (90) day period.

6.MISCELLANEOUS

6.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Parties with regard to the subjects hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the Parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.4 Severability. Any invalidity, illegality or limitation of the enforceability with respect to a Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.5 Amendment and Waiver. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof not shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power if privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

6.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company, Holder, or any transferees upon any breach, default or noncompliance of Holder or any transferee or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or Holder of any breach, default or noncompliance under this Agreement or any waiver on the Company’s or the Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Holder, shall be cumulative and not alternative.

6.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, as set forth below:

If to the Holders:

Remo Picchietti
720 Rockefeller Road
Lake Forest, IL 60045

with a copy to:

Bell, Boyd & Lloyd LLP
70 W. Madison Street, Suite 3100
Chicago, Illinois 60602-4207
Attention: Randy A. Bridgeman

If to the Company, addressed to:

Wako Logistics Group, Inc.
200 East Howard Avenue
Des Plaines, Illinois 60018
Attention: David Koontz

with a copy to:

Gusrae, Kaplan, Bruno & Nusbaum PLLC
120 Wall Street - 11th Floor
New York, New York 10005
Attention: Lawrence G. Nusbaum, Esq.

Each Party, by giving ten (10) days’ advance written notice to all other Parties, may specify a different address for the giving of any notice hereunder.

6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6.9 Effectiveness. This Agreement shall commence and become effective as of the Closing Date of the Purchase Agreement.

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IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

COMPANY:

WAKO LOGISTICS GROUP, INC.

By:
Name:
Title:

Remo Picchietti

Mary Picchietti

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